Exhibit 10.3

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                                                                1. CONTRACT ID CODE                                PAGE       OF
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
                                                                                                                    1         1
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2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE          4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (If applicable)
014                                  02/28/2005
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6. ISSUED BY                    CODE 1CDSEQ                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE  1CDSEQ
                                     --------------------------                                                        -------------
DELIVERY, INDUSTRIAL EQUIP & TELECO                             Peter J. Nieradka, C.P.M.
Delivery Services Equipment                                     Team Lead-Delivery Equipment
PO Box 27496                                                    Phone:  (336) 665-2846
Greensboro NC 27498-0001                                        Fax:    (336) 665-2866
                                                                email: peter.j.nieradka@usps.gov

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8. NAME AND ADDRESS OF CONTRACTOR                               |(x)| 9A. AMENDMENT OF SOLICITATION NO.
   (No., STREET, COUNTY, STATE AND ZIP CODE)

AMERICAN LOCKER                                                       --------------------------------------------------------------
Attn: ROY GLOSSER                                                     9B. DATED (SEE ITEM 11)
608 ALLEN STREET
JAMESTOWN NY 14701-3966
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                                                                |(x)| 10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                      072368-01-P-0378


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                                                                |(x)| 10B. DATED (SEE ITEM 13)
                                                                      04/06/2001
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CODE    161068506                         FACILITY CODE
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                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
________________ is extended, _______ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning
_____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE
OPENING HOUR AND DATE SPECIFIED.

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12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED.)                                                             $0.00
See Schedule
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13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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 (x)  |  A.  THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (SPECIFY CLAUSE) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
------|      CONTRACT ORDER NO. IN ITEM 10A.
 | |  |
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      |   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING
 | |  |      OFFICE, APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14.
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      |   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE
      |      IN THE CONTRACT ORDER NO. IN ITEM 10A.
 |x|  |   mutual agreement
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      |   D. OTHER (SUCH AS NO COST CHANGE/CANCELLATION, TERMINATION, ETC.) (SPECIFY TYPE OF MODIFICATION AND AUTHORITY): THE
 | |  |      CHANGES SET FORTH IN ITEM 14 ARE MADE IN FJ THE CONTRACT ORDER NO. IN ITEM 10A
      |
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 E. IMPORTANT:     Contractor       | |is not,   |x|is required to sign this document and return   1   copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE
    FEASIBLE.)

SUB REPT REQ'D: N PAYMENT TERMS: NET30


 This modification is issued to extend the period of performance of this national contract for Central Delivery Equipment via
 eBuy. New period of performance is 03/01/2005 through May 31, 2005.

 No change in unit prices.





Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

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15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                           16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)

Roy J. Glosser, President                      Feb. 28, 2003            Peter J. Nieradka, C.P.M.                  Feb. 28, 2005
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15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED         16B. CONTRACT AUTHORITY                    16C. DATE SIGNED

/s/ Roy J. Glosser                                                      /s/ Peter J. Nieradka C.P.M.
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 (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                                   (SIGNATURE OF CONTRACTING OFFICER)

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                                                              Supplier
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